                                                                   EXHIBIT 10.19

                                                             Agreement No. 38077
                                                         Control No. 930905-0032


                             FSS SERVICE AGREEMENT

       THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and MOUNTAINEER GAS COMPANY ("Buyer").

       WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive the service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Buyer up to but not exceeding Buyer's Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer

       Section 2. Term. Service under this Agreement shall commence as of November 1, 1993 and shall continue in full force and effect until October 31, 2004 and from year to year thereafter unless terminated by either party upon six months written notice to the other party prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

       Section 3. Rates. Buyer shall pay the charges and furnish the Retainage percentage set forth in the above-referenced Rate Schedule and specified in Seller's currently effective Tariff, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

       Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Director, Transportation and Exchange, and notices to Buyer shall be addressed to it at 414 Summers St., Charleston, West Virginia 25301,
Attention:  Karen M. Macon, until changed by either party by written notice.

                                                                   EXHIBIT 10.19

                                                             Agreement No. 38077
                                                         Control No. 930905-0032


       Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service
Agreements:

       FSS Service Agreement No. 34628, effective November 1, 1989, as it may have been amended, providing for storage and transportation service under the FSS Rate Schedule.

       CDS Service Agreement No. 36057, effective November 1 , 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the COS Rate Schedule.

       WS Service Agreement No. 36058, effective November 1, 1989, as it may have been amended, providing for a bundled storage and delivery service under the WS Rate Schedule.

The terms of Service Agreement No. 38077 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement No. 38077 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.




MOUNTAINEER GAS COMPANY                           COLUMBIA GAS TRANSMISSION
                                                   CORPORATION



By     /s/ Richard Grant                          By     /s/ S.M. Warnick
    -------------------------------                   --------------------------

Title  President                                  Title  Vice President
     ------------------------------                    -------------------------





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
                                                   Revision No.
                                                   Control No. 1993-09-05 - 0032

Appendix A to Service Agreement No. 38077
Under Rate Schedule FSS
Between(Seller) COLUMBIA GAS TRANSMISSION CORPORATION and(Buyer)MOUNTAINEER GAS CO


                 Storage Contract Quantity    11,761,703    Dth

            Maximum Daily Storage Quantity       231,893    Dth per day


CANCELLATION OF PREVIOUS APPENDIX A


Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 0 1 , 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A , to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.




       MOUNTAINEER GAS CO


By            /s/ Richard Grant
       -------------------------------------


Its           President
       -------------------------------------


Date   2/14/94
     ---------------------------------------

       COLUMBIA GAS TRANSMISSION CORPORATION


By            /s/ S.M. Warnick
       -------------------------------------


Its           Vice President
       -------------------------------------


Date   2/14/94
     ---------------------------------------





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